Exhibit 32.2

      CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 USC 1350
                 (Section 906 OF THE SARBANES-OXLEY ACT OF 2002)

      I, I, Yam-Hin (Jim) Tan, Chief Financial Officer of Avenue Group, Inc. (the "Company"), certify, that to the best of my knowledge, based upon a review of the quarterly report on Form 10-QSB for the period ended March 31, 2005 of the Company (the "Report"):

1. the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 9, 2005

                                       BY: /s/ Yam-Hin (Jim) Tan
                                           -------------------------------------
                                           Yam-Hin (Jim) Tan
                                           Chief Financial Officer